Exhibit 4.1

COMMON STOCK

COMMON STOCK

ATEC

Alphatec Holdings

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 02081G 10 2

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE OF,

ALPHATEC HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation, each as from time to time amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the facsimile seal of Alphatec Holdings, Inc. and the facsimile signatures of its duly authorized officers.

Dated:

GENERAL COUNSEL, SENIOR VICE PRESIDENT AND SECRETARY

ALPHATEC HOLDINGS, INC. CORPORATE SEAL MARCH 4, 2005 DELAWARE

CHIEF FINANCIAL OFFICER AND TREASURER

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE SHAREOWNER SERVICES LLC
TRANSFER AGENT AND REGISTRAR

By

AUTHORIZED SIGNATURE

ALPHATEC HOLDINGS, INC.

Pursuant to Section 151 of the Delaware General Corporation Law, Alphatec Holdings, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ (Cust) Custodian ________ (Minor) under Uniform Gifts to Minors Act ________ (State)

UNIF TRF MIN ACT — ________ (Cust) Custodian (until age ____) ________ (Minor) under Uniform Transfers to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

______________________ Shares of the Common Stock represented by this Certificate, and do(es) hereby irrevocably constitute and

Appoint ______________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

X ______________________

X ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.